_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported):  August 26, 1996


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 1996, providing for the issuance of the CWMBS, INC., Residential Asset Securitization Trust 1996-A6, Mortgage Pass-Through Certificates, Series 1996-J).


                           CWMBS, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware               33-84910          95-4449516
- ----------------------------   -----------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       155 North Lake Avenue
       Pasadena, California                          91101
     ------------------------                     ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 304-5591
                                                   ----- --------

_________________________________________________________________


Item 5.   Other Events.
- ----      ------------

Filing of Computational Materials
- ---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1996-J



     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1996-J, Lehman Brothers Inc. ("Lehman"), as the underwriter of the Class A Certificates, has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided Lehman with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials of Lehman listed as
Exhibit 99.1 hereto, are filed on Form SE dated August 26, 1996.



- -------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated November 23, 1994 and prospectus supplement dated August 26, 1996, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1996-J.

Incorporation of Certain Documents by Reference
- -----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), CWMBS, Inc. (the "Company") will incorporate by reference the financial statements of Financial Security Assurance Inc., into the Company's registration statement (File No. 33-84910). The financial statements will be referred to in the prospectus supplement relating to the Company's Mortgage Pass-Through Certificates, Series 1996-J. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 99.2.


Item 7.  Financial Statements, Pro Forma Financial
- ----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Computational Materials.
          (filed on Form SE dated August 26, 1996).

     99.2 Consent of Coopers & Lybrand.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CWMBS, INC.



                              By: /s/ David A. Spector
                                  -------------------------------
                                  David A. Spector
                                  Vice President



Dated:  August 26, 1996


                                Exhibit Index
                                -------------


Exhibit                                                                Page
- -------                                                                ----

99.2      Consent of Coopers & Lybrand                                   6



                                 Exhibit 99.2
                                 ------------


                      CONSENT of INDEPENDENT ACCOUNTANTS


                                  __________


We consent to the incorporation by reference in this Prospectus Supplement dated August 26, 1996 (to Prospectus dated November 23, 1994) of CWMBS, INC. relating to Residential Asset Securitization Trust 1996-A6 of our report dated January 17, 1996 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995. We also consent to the reference to our Firm under the caption "Experts".




                                   COOPERS & LYBRAND L.L.P.



New York, New York
August 26, 1996